UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2008

American Realty Capital Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-145949	71-1036989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 York Road Jenkintown, PA 19046
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (215) 887-2189

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets.

PNC Bank Properties

The REIT acquired 50 bank branches triple-net leased to PNC Bank, National Association (the “PNC Properties”) on November 25, 2008. On August 12, 2008, the REIT’s Board of Directors approved the acquisition of the PNC Properties and as of November 18, 2008 approved the financings with TD Bank, N.A. and KBC Bank, N.V., each described below.

The purchase price for the PNC Properties is approximately $42,286,000. Closing costs and the acquisition fee payable to American Realty Capital Advisors, LLC total approximately $1.6 million. The purchase price was paid with proceeds from the sale of common shares, first mortgage indebtedness and the proceeds from unsecured notes issued by an affiliate of the REIT. The PNC Properties are bank branches in Pennsylvania, New Jersey and Ohio with an aggregate of approximately 275,000 square feet. The current sole tenant of the properties is PNC Bank, National Association (“PNC Bank”) and will remain the sole tenant on a triple-net lease basis.

Address	City, State	Purchase Price	Approximate Compensation to Advisor and Affiliates
1001 East Erie Ave	Philadelphia, PA	$857,143	Total for All Properties = $757,000
108 East Main Street	Somerset, PA	1,142,857	(Acquisition fee +
114 West State Street	Media, PA	714,286	Finance coordination fee)
1152 Main Street	Paterson, NJ	785,714
1170 West Baltimore Pike	Media, PA	285,714
12 Outwater Lane	Garfield, NJ	1,142,857
1260 McBride Ave	West Paterson, NJ	642,857
141 Franklin Turnpike	Mahwah, NJ	785,714
1485 Blackwood-Clementon Rd	Clementon, PA	1,357,143
150 Paris Ave	Northvale, NJ	785,714
16 Highwood Ave	Tenafly, NJ	714,286
1921 Washington Valley Road	Martinsville, NJ	1,357,143
1933 Borendtown Ave	Parlin, NJ	928,571
204 Raritan Valley College Drive	Somerville, NJ	1,214,286
207 S State St	Clarks Summit, PA	500,000
2200 Cottman	Philadelphia, PA	1,142,857
222 Ridgewood Ave	Glen Ridge, NJ	642,857
2431 Main Street	Trenton, NJ	1,428,571
294 Main Ave	Clifton, NJ	642,857
30 Main Street	West Orange, NJ	785,714
31 S Chester Rd	Swarthmore, PA	500,000
315 Haddon Ave	Haddonfield, PA	928,571
321 E 33rd St	Paterson, NJ	357,143
34 East Market Street	Blairsville, PA	642,857
359 Georges Rd	Dayton, NJ	1,142,857
36 Bergen St	Westwood, NJ	500,000
401 West Tabor Road	Philadelphia, PA	500,000
403 N Baltimore St	Dillsburg, PA	428,571
404 Pennsylvania Ave East	Warren, PA	642,857
410 Main Street	Orange, NJ	928,571
424 Broad Street	Bloomfield, NJ	785,714
425 Boulevard	Mountain Lakes, NJ	1,000,000
45 South Martine Ave	Fanwood, NJ	1,142,857
470 Lincoln Avenue	Pittsburgh, PA	642,857
49 Little Falls Road	Fairfield, NJ	1,857,143
501 Pleasant Valley Way	West Orange, NJ	500,000
555 Cranbury Road	East Brunswick, NJ	1,071,429
570 Pompton Ave	Cedar Grove, NJ	1,285,714
583 Kearny Ave	Kearny, NJ	785,714
588 Newark-Pompton Tnpk	Pompton Plains, NJ	285,714
5900 N Broad St	Philadelphia, PA	571,429
591 Route 33	Millstone, NJ	857,143
638 E Landis Ave	Vineland, NJ	714,286
6th & Spring Garden	Philadelphia, PA	928,571
7811 Tylersville Road	West Chester, OH	1,214,286
82 Greenbrook Road	Dunellen, NJ	1,000,000
8340 Germantown Ave	Philadelphia, PA	285,714
9 West Somerset Street	Raritan, NJ	1,142,857
Cooper & Delsea	Deptford, NJ	928,571
RR1 Box 640	Tannersville, PA	857,143
TOTAL		$45,285,714

The properties are triple-net leased to PNC Bank, pursuant to which PNC Bank will be required to pay substantially all operating expenses and capital expenditures in addition to base rent, simultaneously with the acquisition of the properties, and will have primary lease terms of ten years, expiring November 1, 2018. Annual rent is $2,960,000 for each of the first five years of the initial lease term, increased by 10% in year six. The leases provide for up to four extensions of successive five-year terms with an increase in the rental rate by 10% for each additional renewal term. Following the first year of the lease, the tenant has the right to terminate two leases within the PNC Properties each calendar year during the term of the lease, including renewal options, at any time upon at least twelve months  prior written notice to the REIT.

Address	City, State	Total Square Feet Leased	Year 1 Gross Rent	Rent Per Square Foot
1001 East Erie Ave	Philadelphia, PA	3,653	$60,000	$16.42
108 East Main Street	Somerset, PA	7,322	80,000	10.93
114 West State Street	Media, PA	12,344	50,000	4.05
1152 Main Street	Paterson, NJ	4,405	55,000	12.49
1170 West Baltimore Pike	Media, PA	2,366	20,000	8.45
12 Outwater Lane	Garfield, NJ	7,372	80,000	10.85
1260 McBride Ave	West Paterson, NJ	2,963	45,000	15.19
141 Franklin Turnpike	Mahwah, NJ	3,281	55,000	16.76
1485 Blackwood-Clementon Rd	Clementon, PA	3,853	95,000	24.66
150 Paris Ave	Northvale, NJ	3,537	55,000	15.55
16 Highwood Ave	Tenafly, NJ	10,908	50,000	4.58
1921 Washington Valley Road	Martinsville, NJ	5,220	95,000	18.20
1933 Borendtown Ave	Parlin, NJ	4,355	65,000	14.93
204 Raritan Valley College Drive	Somerville, NJ	2,423	85,000	35.08
207 S State St	Clarks Summit, PA	7,170	35,000	4.88
2200 Cottman	Philadelphia, PA	3,617	80,000	22.12
222 Ridgewood Ave	Glen Ridge, NJ	9,248	45,000	4.87
2431 Main Street	Trenton, NJ	3,470	100,000	28.82
294 Main Ave	Clifton, NJ	1,992	45,000	22.59
30 Main Street	West Orange, NJ	5,340	55,000	10.30
31 S Chester Rd	Swarthmore, PA	3,126	35,000	11.20
315 Haddon Ave	Haddonfield, PA	4,828	65,000	13.46
321 E 33rd St	Paterson, NJ	2,837	25,000	8.81
34 East Market Street	Blairsville, PA	12,212	45,000	3.68
359 Georges Rd	Dayton, NJ	3,660	80,000	21.86
36 Bergen St	Westwood, NJ	5,160	35,000	6.78
401 West Tabor Road	Philadelphia, PA	8,653	35,000	4.04
403 N Baltimore St	Dillsburg, PA	2,832	30,000	10.59
404 Pennsylvania Ave East	Warren, PA	7,136	45,000	6.31
410 Main Street	Orange, NJ	8,862	65,000	7.33
424 Broad Street	Bloomfield, NJ	3,657	55,000	15.04
425 Boulevard	Mountain Lakes, NJ	2,732	70,000	25.62
45 South Martine Ave	Fanwood, NJ	2,078	80,000	38.50
470 Lincoln Avenue	Pittsburgh, PA	2,760	45,000	16.30
49 Little Falls Road	Fairfield, NJ	5,549	130,000	23.43
501 Pleasant Valley Way	West Orange, NJ	3,358	35,000	10.42
555 Cranbury Road	East Brunswick, NJ	16,324	75,000	4.59
570 Pompton Ave	Cedar Grove, NJ	4,773	90,000	18,86
583 Kearny Ave	Kearny, NJ	7,408	55,000	7.42
588 Newark-Pompton Tnpk	Pompton Plains, NJ	4,196	20,000	4.77
5900 N Broad St	Philadelphia, PA	7,070	40,000	5.66
591 Route 33	Millstone, NJ	2,162	60,000	27.75
638 E Landis Ave	Vineland, NJ	17,356	50,000	2.88
6th & Spring Garden	Philadelphia, PA	3,737	65,000	17.39
7811 Tylersville Road	West Chester, OH	2,988	85,000	28.45
82 Greenbrook Road	Dunellen, NJ	2,784	70,000	25.14
8340 Germantown Ave	Philadelphia, PA	7,096	20,000	2.82
9 West Somerset Street	Raritan, NJ	8,033	80,000	9.96
Cooper & Delsea	Deptford, NJ	5,160	65,000	12.60
RR1 Box 640	Tannersville, PA	2,070	60,000	28.99
TOTAL		275,436	$2,960,000	$10.75

The REIT has secured first mortgage indebtedness from TD Bank, N.A. The following table outlines the loan terms on the debt financing incurred in connection with acquisition of the PNC Properties. The loan will be secured by a mortgage on each of the PNC Properties.

Mortgage Debt Amount	Rate (1)	Maturity Date
$33,398,902	5.25%	November 25, 2013

(1)	Rate is the effective yield based on 30-day Libor Plus 1.65%, and the effects of an interest rate swap entered into prior to closing on this mortgage.

The REIT has secured additional financing for the acquisition of the PNC Properties from (i) KBC Bank, N.V. in the amount of $8,000,000, secured by a pledged interest in the REIT-affiliated entities that acquired the PNC Properties, and (ii) a group of individuals in the amount of approximately $1,090,000.

PNC Bank is a $128.6 billion commercial bank holding company with $76.5 billion in deposits. It is based in Pittsburgh, Pennsylvania, and has more than 1,100 branches, 3,900 automated teller machines and more than 25,000 employees. It is rated S&P AA- and is one of the largest commercial banking companies in the United States ranked by assets and deposits. It offers retail banking, corporate and institutional banking, asset management and global fund processing services. The following information relates to PNC Bank’s Parent company, PNC Financial Services Group, Inc.:

		For the Fiscal Year Ended
Consolidated Statements of Operations (in millions)	Nine Months Ended September 30, 2008	2007	2006	2005
Revenues	$7,453	$10,088	$11,146	$7,937
Operating Income	2,215	3,292	4,782	2,561
Net Income	1,130	1,467	2,595	1,325

	As of December 31,
Consolidated Balance Sheets (in millions)	2007	2006	2005
Total Assets	$138,920	$101,820	$91,954
Total Liabilities	122,412	90,147	83,391
Stockholders’ Equity	14,854	10,788	8,563

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL TRUST, INC.

Date: December 3, 2008	By:	/s/ Nicholas S. Schorsch
Nicholas S. Schorsch
Chief Executive Officer and Chairman of the Board of Directors